SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Met Investors Series Trust

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MET INVESTORS SERIES TRUST

5 Park Plaza

Suite 1900

Irvine, California 92614

February 25, 2011

Dear Contract Owner:

As an Owner of a variable annuity or variable life insurance contract (the “Contract”) issued by First MetLife Investors Insurance Company, General American Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors Insurance Company, MetLife Investors USA Insurance Company or Metropolitan Life Insurance Company (each an “Insurance Company”), you have the right to instruct the Insurance Company how to vote certain shares of the Lord Abbett Growth and Income Portfolio (the “Portfolio”) of Met Investors Series Trust (the “Trust”) at a Special Meeting of Shareholders to be held on April 27, 2011 (the “Special Meeting”). For the Portfolio, you will be asked to vote on an amendment to the Management Agreement between the Trust and MetLife Advisers, LLC (the “Adviser”), the Portfolio’s investment adviser. Under the proposed amendment, the amount of the management fee paid by the Portfolio to the Adviser will increase at certain asset levels. The change in the management fee schedule is the only material change proposed to be made to the Management Agreement. Although you are not directly a shareholder of the Portfolio, some or all of your Contract value is invested, as provided by your Contract, in the Portfolio. Accordingly, you have the right under your Contract to instruct the Insurance Company how to vote the Portfolio’s shares that are attributable to your Contract at the Special Meeting. Before the Special Meeting, I would like your voting instructions on the important proposal described in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement/Information Statement.

Currently, the Adviser manages the Portfolio under a Management Agreement and receives a management fee from the Portfolio based on the Portfolio’s average daily net assets. Out of the management fee, the Adviser compensates a separate investment subadviser for the Portfolio. The Adviser has the ability, without shareholder approval, to change the Portfolio’s investment subadviser and has determined, with the approval of the Board of Trustees, to replace the Portfolio’s current investment subadviser, Lord Abbett & Co. LLC (“Lord Abbett”) with T. Rowe Price Associates, Inc. (“T. Rowe Price”), commencing May 2, 2011. Lord Abbett is being replaced as the subadviser to the Portfolio because of the recent departure of the lead portfolio manager to the Portfolio. In connection with the change in subadviser, the Portfolio will change its name from Lord Abbett Growth and Income Portfolio to T. Rowe Price Large Cap Value Portfolio. In addition, the Portfolio’s investment objective and strategies are expected to change upon T. Rowe Price’s assumption of the day-to-day management of the Portfolio.

In order to secure the services of T. Rowe Price as the subadviser for the Portfolio, the Adviser has agreed to a higher subadvisory fee schedule than the current subadvisory fee schedule with Lord Abbett. Therefore, the Adviser has asked the Trustees to approve a higher management fee schedule with respect to the Portfolio.

The Board of Trustees has approved the proposal for the Portfolio and recommends that you instruct the Insurance Company to vote FOR the proposal.

The discussion in the accompanying Proxy Statement/Information Statement regarding the change in subadviser for the Portfolio is for your information only. You do not need to do anything regarding this change in subadviser.

I realize that this Proxy Statement/Information Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal. If you attend the Special Meeting, you may give your voting instructions in person. If you do not expect to attend the Special Meeting, please complete, date, sign and return the enclosed voting instructions form in the enclosed postage-paid envelope. You may also transmit your voting instructions by telephone or through the Internet. Instructions on how to complete the voting instructions form or vote by telephone or through the Internet are included immediately after the Notice of Special Meeting of Shareholders.

If you have any questions about the voting instructions form please call the Trust at 1-800-638-7732. If we do not receive your completed voting instructions form or your telephone or Internet vote within a few weeks, you may be contacted by Computershare Fund Services, our proxy solicitor, who will remind you to pass on your voting instructions.

Thank you for taking this matter seriously and participating in this important process.

Sincerely,

Elizabeth M. Forget
President
Met Investors Series Trust

MET INVESTORS SERIES TRUST

5 Park Plaza

Suite 1900

Irvine, California 92614

Lord Abbett Growth and Income Portfolio

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on April 27, 2011

To the Shareholders of Met Investors Series Trust:

NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Lord Abbett Growth and Income Portfolio of Met Investors Series Trust (the “Trust”), a Delaware statutory trust, will be held at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116 on April 27, 2011 at 10:00 a.m. Eastern Time and any adjournments thereof (the “Special Meeting”) for the following purposes:

1.	To approve or disapprove an amendment to the management agreement between the Trust and MetLife Advisers, LLC, the investment adviser of the Trust.

2.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The Board of Trustees has fixed the close of business on February 14, 2011 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

By order of the Board of Trustees

Elizabeth M. Forget
President

February 25, 2011

CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTIONS FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO TELEPHONE OR INTERNET VOTING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE VOTING INSTRUCTIONS FORM ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT THE FORM BE RETURNED PROMPTLY.

INSTRUCTIONS FOR SIGNING VOTING INSTRUCTIONS FORM

The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your voting instructions form properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the voting instructions form.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instructions form.

3.	All Other Accounts: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp.

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp. c/o John Doe, Treasurer	John Doe, Trustee

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) Estate of John B. Smith	John B. Smith, Jr., Executor

INSTRUCTIONS FOR VOTING BY TELEPHONE

Call 1-866-298-8476 and follow the simple instructions. Have your voting instructions form ready.

You do not need to return your voting instructions form if you vote by telephone.

INSTRUCTIONS FOR VOTING OVER THE INTERNET

To vote your voting instructions form via the Internet follow the four easy steps below.

1.	Read the accompanying proxy information and voting instructions form.

2.	Go to https://vote.proxy-direct.com.

3.	Enter the 14-digit “CONTROL NO.” from your voting instructions form.

4.	Follow the simple online instructions.

You do not need to return your voting instructions form if you vote via the Internet.

MET INVESTORS SERIES TRUST

Lord Abbett Growth and Income Portfolio

5 Park Plaza

Suite 1900

Irvine, California 92614

SPECIAL MEETING OF SHAREHOLDERS

April 27, 2011

PROXY STATEMENT/INFORMATION STATEMENT

Important Notice Regarding the Availability of this Proxy Statement/Information

Statement

This Proxy Statement/Information Statement is available online at

www.metlife.com/variablefunds1

This Proxy Statement/Information Statement is being furnished in connection with the solicitation of voting instructions by the Board of Trustees of Met Investors Series Trust (the “Trust”) for the Lord Abbett Growth and Income Portfolio (the “Portfolio”) of the Trust, for use at a Special Meeting of Shareholders of the Portfolio to be held at 10:00 a.m. Eastern Time on April 27, 2011 at the offices of the Portfolio’s investment adviser, MetLife Advisers, LLC (the “Adviser”), 501 Boylston Street, Boston, Massachusetts 02116, and any adjournments thereof (the “Special Meeting”). A notice of the Special Meeting and a voting instructions form accompany this Proxy Statement/Information Statement. This Proxy Statement/Information Statement also serves as an information statement to provide you with information about a change in the subadviser for the Portfolio. This Proxy Statement/Information Statement and the accompanying Notice of Special Meeting of Shareholders and voting instructions form are first being mailed to shareholders on or about March 4, 2011. Voting instructions solicitations will be made primarily by mail, but beginning on or about March 28, 2011 voting instructions solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of the Adviser, its affiliates or other representatives of the Portfolio (who will not be paid for their soliciting activities). The Portfolio will bear half of the costs of solicitation and expenses incurred in connection with preparing this Proxy Statement/Information Statement and its enclosures (estimated to be $235,000), and the Adviser will bear the other half that otherwise would have been paid for by the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price” or “New Subadviser”) has agreed to reimburse the Adviser for its portion of the costs of the solicitation and expenses incurred in connection with preparation of this Proxy Statement/Information Statement. The Trust’s most recent annual and semi-annual reports are available upon request without charge by writing the Trust at the above address or calling the Trust toll-free at (800) 638-7732.

First MetLife Investors Insurance Company, General American Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors Insurance Company, MetLife Investors USA Insurance Company and Metropolitan Life Insurance Company, affiliates of Metropolitan Life Insurance Company, a New York life insurance company (“MetLife”), (individually an “Insurance Company” and collectively the “Insurance Companies”), are the record owners of the Portfolio’s shares and at the Special Meeting will vote the shares of the Portfolio held in their separate accounts.

As an owner of a variable life insurance or annuity contract (a “Contract”) issued by an Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of the Portfolio that are attributable to your Contract at the Special Meeting. Although you are not directly a shareholder of the Portfolio, you have this right because some or all of your Contract value is invested, as provided by your Contract, in the Portfolio. For simplicity, in this Proxy Statement/Information Statement:

•	“Record Holder” of the Portfolio refers to each Insurance Company which holds the Portfolio’s shares of record;

[1]	Upon accessing the website set forth above, click on “Lord Abbett Growth and Income Portfolio” to access the Proxy Statement/Information Statement.

•	“shares” refers generally to your shares of beneficial interest in the Portfolio; and

•	“shareholder” or “Contract Owner” refers to you.

I.         SUMMARY OF THE PROPOSAL

The Adviser serves as investment adviser to the Portfolio under a management agreement dated December 8, 2000, as amended January 1, 2003 and January 1, 2006 (as amended, the “Current Management Agreement”) between the Trust and the Adviser with respect to the Portfolio. The Adviser, which is located at 501 Boylston Street, Boston, Massachusetts 02116, has overall responsibility for the general management and administration of the Portfolio. The Adviser selects the subadviser for the Portfolio and monitors the subadviser’s investment program. Out of the management fee it receives from the Portfolio under the Current Management Agreement, the Adviser pays the fees of the Portfolio’s subadviser.

At the Special Meeting, shareholders of the Portfolio will be asked to approve an amendment to the Current Management Agreement (the “Amendment”). Under the Amendment, the Adviser would have the same responsibilities as set forth in the Current Management Agreement but, through the addition of breakpoints at different asset levels and an increase in the management fee rate at various asset levels, would at certain asset levels effectively receive an increased management fee from the Portfolio which would primarily offset its costs in paying an increased subadvisory fee to the Portfolio’s New Subadviser.

At a meeting of the Trustees of the Trust held on February 14-15, 2011, all of the Trustees of the Trust, including a majority of the Trustees who are not “interested persons” (the “Independent Trustees”) of the Trust or the Adviser, voted to approve the Amendment and to recommend that shareholders of the Portfolio approve the Amendment to the Current Management Agreement.

II.         THE AMENDMENT TO THE CURRENT MANAGEMENT AGREEMENT

A.	Background

The Trust is a series-type mutual fund that is registered with the Securities and Exchange Commission (the “SEC”) as an open-end, diversified management investment company. As of December 31, 2010, the Trust had forty-nine portfolios, one of which is the Portfolio. As described below with respect to the change of investment subadviser for the Portfolio, effective May 2, 2011, the Portfolio’s name will change from Lord Abbett Growth and Income Portfolio to T. Rowe Price Large Cap Value Portfolio. The assets of the Portfolio are held separate from the assets of the other portfolios of the Trust, and the Portfolio has its own distinct investment objectives and policies. The Portfolio operates as a separate investment fund, and the income, losses, or expenses of the Portfolio generally have no effect on the investment performance of any other portfolio of the Trust. MetLife Investors Distribution Company (the “Distributor”), 5 Park Plaza, Suite 1900, Irvine, California 92614, an affiliate of the Adviser, serves as the Trust’s distributor. State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111, serves as the Trust’s administrator.

Under the Current Management Agreement, the Adviser has overall supervisory responsibility for the general management and investment of the Portfolio’s assets and for the general administration and management of the Trust. As authorized by the Current Management Agreement, the Adviser selects and contracts with an investment subadviser for investment services for the Portfolio and reviews the subadviser’s activities. Lord Abbett & Co. LLC (“Lord Abbett”) currently serves as the Portfolio’s subadviser. The Adviser pays Lord Abbett for its services a portion of the management fee the Adviser receives from the Portfolio. Neither Lord Abbett nor T. Rowe Price is an affiliate of the Adviser.

Section 15(a) of the 1940 Act requires that all agreements under which persons serve as investment advisers or investment subadvisers to investment companies be approved by shareholders. As discussed under “New Subadviser” below, the SEC has granted exemptive relief to the Trust and the Adviser which generally permits the Adviser, subject to the approval of the Board of Trustees, to: (i) select a subadviser for the Portfolio; (ii) enter into and materially modify existing investment subadvisory agreements between the Adviser and the subadviser; and (iii) terminate and replace the subadviser without obtaining approval of the Portfolio’s shareholders. The Portfolio may not generally rely on the exemptive order with respect to subadvisers that are affiliated with the Adviser.

B.	The Amendment

The Adviser determined to replace Lord Abbett as the subadviser to the Portfolio following the departure of the Portfolio’s lead portfolio manager. After reviewing potential replacement subadvisers, the Adviser proposed to the Board of Trustees of the Trust and, on February 14-15, 2011, the Trustees approved the investment subadvisory agreement between the Adviser and T. Rowe Price with respect to the Portfolio (the “New Investment Subadvisory Agreement”). Information about T. Rowe Price is set forth below under “T. Rowe Price”. As described below under “Changes in the Portfolio’s Investment Style,” in connection with the change in subadviser, the Portfolio’s investment objective and investment strategies are also expected to change under T. Rowe Price’s management.

The New Investment Subadvisory Agreement provides for a subadvisory fee payable by the Adviser to T. Rowe Price in an amount, at certain asset levels, greater than the fee payable by the Adviser to Lord Abbett under the current investment subadvisory agreement, dated December 8, 2000, between the Adviser and Lord Abbett (the “Current Investment Subadvisory Agreement”). Set forth below is the current subadvisory fee schedule with Lord Abbett and the new subadvisory fee schedule with T. Rowe Price. As of December 31, 2010, the Portfolio’s net assets were $2.28 billion.

C.	The Subadvisory Fee

As compensation for the services provided by Lord Abbett to the Portfolio, the Adviser pays Lord Abbett a monthly fee at the following annual rate of the Portfolio’s daily net assets:

0.35% of the first $300 million of such assets, plus 0.30% of such assets over $300 million up to $900 million, plus 0.25% of such assets over $900 million up to $1.2 billion, plus 0.20% of such assets over $1.2 billion.

Under the New Investment Subadvisory Agreement with T. Rowe Price, the Adviser will pay T. Rowe Price a monthly fee at the following annual rate of the Portfolio’s daily net assets:

0.500% of the first $50 million of such assets plus 0.450% of such assets over $50 million up to $100 million; provided that if such assets are over $100 million up to $200 million, then 0.400% of the first $200 million of such assets; provided that if such assets are over $200 million up to $500 million, then 0.350% of the first $500 million of such assets; provided that if such assets are over $500 million up to $1 billion, then 0.325% of the first $500 million of such assets plus 0.300% of such assets over $500 million up to $1 billion; provided that if such assets are over $1 billion, then 0.300% of all such assets.

If the assets of the Portfolio cross a threshold in reverse (i.e., decline below a threshold), then the absolute dollar fee payable by the Adviser to the Subadviser shall not be more than the minimum fee payable at the immediately higher threshold. When the Portfolio’s assets cross a threshold in reverse, the fee payable to the Subadviser shall be calculated as follows:

When the Portfolio’s net assets decline below $100 million, the fee payable to the Subadviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.500% of the first $50 million of such assets plus 0.450% of such assets over $50 million up to $100 million and (2) the fee on $100 million calculated at a flat rate of 0.400%.

When the Portfolio’s net assets decline below $200 million but are over $100 million, the fee payable to the Subadviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.400% and (2) the fee on $200 million calculated at a flat rate of 0.350%.

When the Portfolio’s net assets decline below $500 million but are over $200 million, the fee payable to the Subadviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.350% and (2) the fee on $500 million calculated at a flat rate of 0.325%.

When the Portfolio’s net assets decline below $1 billion but are over $500 million, the fee payable to the Subadviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.325% of the first $500 million of such assets plus 0.300% of such assets over $500 million up to $1 billion and (2) the fee on $1 billion calculated at a flat rate of 0.300%.

In addition, T. Rowe Price agreed previously to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Metropolitan Series Fund, Inc. (“MSF”) in the aggregate exceed $750 million, (ii) T. Rowe Price advises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio. T. Rowe Price’s voluntary fee waiver would apply to the subadvisory fees charged to the Adviser based on the combined assets of the portfolios advised by T. Rowe Price based on the following schedule:

Percentage Voluntary Subadvisory Fee Waiver on Combined Assets
0.0% on the first $750 million
5.0% on the next $750 million
7.5% on the next $1.5 billion
10.0% on the excess over $3 billion

Under this waiver, T. Rowe Price is expected to waive a portion of the fees payable to them by the Adviser for managing the Portfolio. Similarly, the Adviser is expected to pass on any savings from this discount to shareholders of the Portfolio by voluntarily waiving their management fees equal in amount to the voluntarily waived subadvisory fees. These voluntary waivers are not contractual and can be discontinued by T. Rowe Price and the Adviser at any time.

D.	The Management Fee

For its management and supervision of the daily business affairs of the Portfolio, the Adviser is entitled to receive a monthly fee at the following annual rate of the Portfolio’s daily net assets:

0.60% of the first $600 million of such assets, plus 0.55% of such assets over $600 million up to $1.1 billion, plus 0.50% of such assets over $1.1 billion up to $1.5 billion, plus 0.45% of such assets over $1.5 billion.

In connection with the change in subadvisory fee with respect to the New Investment Subadvisory Agreement, the Adviser is proposing a management fee schedule that is similar in structure to the new investment subadvisory fee schedule with T. Rowe Price. Under the proposed management fee schedule, the Adviser would be entitled to receive a monthly fee at the following annual rate of the Portfolio’s daily net assets:

0.750% of the first $50 million of such assets plus 0.700% of such assets over $50 million up to $100 million; provided that if such assets are over $100 million up to $200 million, then 0.650% of the first $200 million of such assets; provided that if such assets are over $200 million up to $500 million, then 0.620% of the first $500 million of such assets; provided that if such assets are over $500 million up to $1 billion, then 0.595% of the first $500 million of such assets plus 0.570% of such assets over $500 million up to $1 billion; provided that if such assets are over $1 billion, then 0.570% of all such assets.

If the assets of the Portfolio cross a threshold in reverse (i.e., decline below a threshold), then the absolute dollar fee payable by the Portfolio to the Adviser shall not be more than the minimum fee payable at the immediately higher threshold. When the Portfolio’s assets cross a threshold in reverse, the fee payable to the Adviser shall be calculated as follows:

When the Portfolio’s net assets decline below $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.750% of the first $50 million of such assets plus 0.700% of such assets over $50 million up to $100 million and (2) the fee on $100 million calculated at a flat rate of 0.650%.

When the Portfolio’s net assets decline below $200 million but are over $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.650% and (2) the fee on $200 million calculated at a flat rate of 0.620%.

When the Portfolio’s net assets decline below $500 million but are over $200 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.620% and (2) the fee on $500 million calculated at a flat rate of 0.595%.

When the Portfolio’s net assets decline below $1 billion but are over $500 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.595% of the first $500 million of such assets plus 0.570% of such assets over $500 million up to $1 billion and (2) the fee on $1 billion calculated at a flat rate of 0.570%.

Although the proposed new management fee schedule, through the addition of certain breakpoints at different asset levels and the increase in the management fee rate at various asset levels, will increase the management fee payable by the Portfolio to the Adviser at certain asset levels, the amount of the fee retained by the Adviser will increase at some asset levels, decrease at other asset levels and be unchanged at still other asset levels. The proposed management fee schedule would increase the management fee paid by 0.050% at the Portfolio’s asset levels as of December 31, 2010 before taking into account the voluntary management fee waiver and would increase the management fee paid by 0.029% after taking into account the voluntary management fee waiver. Under the proposed management fee schedule, the amount of the fee retained by the Adviser will increase at some asset levels, decrease at other asset levels and be unchanged at still other asset levels. At the Portfolio’s asset levels as of December 31, 2010, the Adviser would retain an additional 0.002% of the management fee under the proposed management fee schedule. The Adviser’s primary goal in amending the management fee schedule is to compensate T. Rowe Price at competitive levels, while substantially maintaining the amount of the management fee retained by the Adviser. If approved by shareholders of the Portfolio, the Amendment will go into effect on May 2, 2011.

E.	Basis for the Board’s Recommendation

At an in-person meeting of the Board of Trustees of the Trust (the “Board”) held on February 14-15, 2011, the Board, including a majority of the Independent Trustees, approved the Amendment to the Current Management Agreement between the Trust and the Adviser and the New Investment Subadvisory Agreement between the Adviser and T. Rowe Price for the Portfolio. Representatives of management informed the Board that, if approved by the Board, the New Investment Subadvisory Agreement would become effective on May 2, 2011, provided shareholders approved the Amendment to the Current Management Agreement.

In considering the Amendment and the New Investment Subadvisory Agreement, the Board reviewed a variety of materials provided by the Adviser and T. Rowe Price relating to the Portfolio, the Adviser and T. Rowe Price, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services to be provided by the Adviser and T. Rowe Price under the Current Management Agreement and the New Investment Subadvisory Agreement, respectively. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser to the Portfolio and by T. Rowe Price to another portfolio of the Trust and periodic presentations from T. Rowe Price with respect to the portfolio of the Trust it managed. The Independent Trustees also assessed a report provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and T. Rowe Price, as more fully discussed below.

In considering approval of the Amendment and the New Investment Subadvisory Agreement, the Board took into account certain information and materials that the Board received and considered in connection with its recent approval of the renewal in November, 2010 of the Current Management Agreement and the investment subadvisory agreement between the Adviser and T. Rowe Price with respect to another portfolio of the Trust subadvised by T. Rowe Price. Those approvals, on which the Board voted at its meeting held in person on November 9-10, 2010, followed a lengthy process during which the Board considered a variety of factors.

The Independent Trustees were separately advised by independent legal counsel throughout the process. The Independent Trustees discussed the proposed approval of the Amendment and the New Investment Subadvisory Agreement in a private session with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the Amendment and the New Investment Subadvisory Agreement with T. Rowe Price with respect to the Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by the Adviser and T. Rowe Price; (2) the performance of the Portfolio and another fund on which the Portfolio would be modeled as compared to a peer group and an appropriate index; (3) the Adviser’s and T. Rowe Price’s personnel and operations; (4) the financial condition of the Adviser and T. Rowe Price; (5) the level and method of computing the Portfolio’s proposed management and subadvisory fees; (6) the anticipated profitability of the Adviser under the Current Management Agreement, as amended by the Amendment, and of T. Rowe Price under the New Investment Subadvisory Agreement; (7) any “fall-out” benefits that may accrue to the Adviser, T. Rowe Price and their affiliates (i.e., ancillary benefits that may be realized by the Adviser, T. Rowe Price or their affiliates from the Adviser’s or T. Rowe Price’s relationship with the Trust); (8) the anticipated effect of growth in size on the Portfolio’s performance and expenses; (9) fees paid by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, extent and quality of the services to be provided to the Portfolio by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolio, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolio, the selection of the subadviser for the Portfolio and oversight of the Portfolio’s subadviser’s compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolio. The Adviser’s role in coordinating the activities of the Portfolio’s other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the subadviser of the Portfolio, and compliance with the Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolio’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolio. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Trust’s subadvisers in connection with marketing activities.

With respect to the services to be provided by T. Rowe Price to the Portfolio, the Board considered information provided to the Board by T. Rowe Price, including T. Rowe Price’s Form ADV, as well as information presented throughout the past year in connection with T. Rowe Price’s management of another portfolio of the Trust. The Board considered T. Rowe Price’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed T. Rowe Price’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of T. Rowe Price’s investment and compliance personnel who would be providing services to the Portfolio. The Board also considered, among other things, T. Rowe Price’s compliance program and its disciplinary history. The Board noted T. Rowe Price’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the Trust’s CCO and his staff would be conducting regular, periodic compliance reviews with T. Rowe Price and present reports to the Independent Trustees regarding the same, which would include evaluating the regulatory compliance system of T. Rowe Price and procedures reasonably designed by T. Rowe Price to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of T. Rowe Price.

The Board considered T. Rowe Price’s investment process and philosophy. The Board took into account that T. Rowe Price’s responsibilities would include the development and maintenance of an investment program for the Portfolio which would be consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed T. Rowe Price’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services to be provided by the Adviser and T. Rowe Price were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolio.

Performance. The Board considered the performance of the Portfolio as described in the quarterly reports prepared by management. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board also considered the performance of the fund on which the Portfolio would be modeled (the “Model Portfolio”). Among other data relating specifically to the Portfolio and the Model Portfolio, the Board considered that the Model Portfolio had underperformed the Portfolio, the median of its peer group and the Russell 1000 Value Index for the one-year period ended December 31, 2010. The Board further considered that the Model Portfolio outperformed the Portfolio, the median of its peer group and the Russell 1000 Value Index for the five- and ten-year periods ended December 31, 2010. Based on its review, the Board concluded that performance of the Portfolio and the Model Portfolio was satisfactory.

Fees and expenses. The Board gave substantial consideration to the proposed management fee payable under the Current Management Agreement and the proposed subadvisory fee payable under the New Investment Subadvisory Agreement. In addition, the Independent Trustees reviewed a report prepared by Bobroff Consulting, Inc., an independent consultant (“Bobroff”), which analyzed certain of the other factors to be considered by the Board. The Independent Trustees, with the assistance of Bobroff, also examined the proposed fees to be paid by the Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing the Portfolio’s proposed fee, as well as considered the fees charged by the Adviser to manage other comparable funds. In addition, the Board considered the Portfolio’s proposed management and subadvisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolio. In comparing the Portfolio’s proposed management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board took into account that the higher management fee schedule was designed to reflect the higher subadvisory fee schedule that the Adviser had negotiated with T. Rowe Price.

The Board noted that the proposed subadvisory fee for the Portfolio would be paid by the Adviser, not the Portfolio, out of the management fee. It was further noted that the Adviser negotiated such fees at arm’s length. The Board noted that the proposed subadvisory fee schedule is higher than the subadvisory fee schedule under the Current Investment Subadvisory Agreement with Lord Abbett. The Board took into consideration the voluntary subadvisory fee waiver that would reduce the subadvisory fee charged to the Adviser by T. Rowe Price for managing the Portfolio. The Board also took into account that the proposed subadvisory fee schedule is structured so as to prevent the subadvisory fee from increasing in the event the Portfolio’s assets decline after surpassing certain asset thresholds.

The Board also compared the subadvisory fee to be paid by the Adviser to fees charged by T. Rowe Price to manage other subadvised portfolios and accounts comparable to the Portfolio. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

The Board considered that, according to a report prepared by Bobroff, the Portfolio’s proposed management fee was below the median of the peer group, and total expenses (exclusive of 12b-1 fees) were below the median of the peer group. After consideration of all relevant factors, the Board concluded that the proposed management and subadvisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board noted that a major component of profitability of the Adviser was the margin between the management fee that the Adviser receives from the Trust and the portion of that fee that the Adviser would pay to T. Rowe Price. In this regard, the Board took into account that under the proposed management fee schedule, the Adviser’s profitability will increase at some asset levels, decrease at other asset levels and remain unchanged at still other asset levels as compared to its profitability under the current management fee schedule. The Board also took into account the costs borne by the Adviser’s affiliates that support the operations of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Current Management Agreement. The Board also considered that the Distributor receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the anticipated profitability of the Adviser and its affiliates from their relationship with the Portfolio was reasonable in light of all relevant factors.

In considering the anticipated profitability to T. Rowe Price and its affiliates of their relationships with the Portfolio, the Board noted that the proposed subadvisory fee under the New Investment Subadvisory Agreement would be paid by the Adviser out of the management fee that it would receive under the Current Management Agreement. The Board also relied on the ability of the Adviser to negotiate the New Investment Subadvisory Agreement and the fee thereunder at arm’s length. The Board took into account that the proposed subadvisory fee structure would result in a higher subadvisory fee than the current subadvisory fee structure. The Board also took into account the voluntary subadvisory fee waiver that was expected to reduce the fee payable to T. Rowe Price. However, the Board placed more reliance on the fact that the New Investment Subadvisory Agreement was negotiated at arm’s length and that the proposed subadvisory fee would be paid by the Adviser than on T. Rowe Price’s anticipated profitability.

Economies of scale. The Board also considered the effect of the Portfolio’s growth in size on its performances and fees. The Board noted that the Portfolio’s proposed management and subadvisory fees each contained breakpoints that would reduce the fee rate on assets above certain specified asset levels. The Board also took into account that the proposed management and subadvisory fee schedules are structured so as to prevent the management and subadvisory fees from increasing in the event the Portfolio’s assets decline after surpassing certain asset thresholds. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses. The Board concluded that the management fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflected potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser serves as the distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolio to compensate it for providing shareholder services and selling activities, which could lead to growth in the Portfolio’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolio are fair and reasonable in light of the costs of providing investment management and other services to the Portfolio and the ongoing commitment of the Adviser to the Portfolio.

The Board considered other benefits that may be realized by T. Rowe Price and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits that may accrue to T. Rowe Price and its affiliates by virtue of T. Rowe Price’s relationship to the Portfolio were fair and reasonable in light of the anticipated costs of providing investment advisory services to the Portfolio and the anticipated commitment of T. Rowe Price to the Portfolio.

The Board also took into account the expected transaction costs to the Portfolio of the change in subadviser, including the extent to which the Portfolio will bear a portion of the costs and expenses associated with the proxy, and concluded that the potential benefits from changing subadvisers outweighed those costs and the increased cost to the Portfolio of the proposed increase in the management fee schedule.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or T. Rowe Price’s affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or T. Rowe Price in connection with the services to be provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the approval of the Amendment and the New Investment Subadvisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Amendment and the New Investment Subadvisory Agreement was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent legal counsel, approved the Amendment and the New Investment Subadvisory Agreement with respect to the Portfolio and determined to recommend that the shareholders of the Portfolio approve the Amendment to the Current Management Agreement.

If the Amendment is not approved by the shareholders of the Portfolio, the Adviser will continue as adviser of the Portfolio under the terms of the Current Management Agreement without such Amendment. However, if the Amendment is not approved, T. Rowe Price would not replace Lord Abbett as subadviser to the Portfolio.

F.	Summary of the Current Management Agreement and the Amendment

A copy of the Current Management Agreement, as currently amended with respect to the Portfolio and the proposed Amendment are attached to this Proxy Statement/Information Statement as Exhibits A-1 and A-2, respectively. The following description of the Current Management Agreement and the Amendment is only a summary. You should refer to Exhibits A-1 and A-2 for the complete Current Management Agreement and the Amendment.

The Current Management Agreement provides that the Adviser has overall supervisory responsibility for the general management and investment of the Portfolio’s assets and has full investment discretion with respect to the assets of the Portfolio not then being managed by a subadviser. The Adviser is expressly authorized to delegate day-to-day investment management of the Portfolio’s assets to another investment subadviser.

The Current Management Agreement also provides that the Adviser is also responsible for providing the Trust with office space, office equipment, and personnel necessary to operate and administer the Trust’s business. The Adviser also supervises the provision of services by third parties such as the Trust’s administrator, custodian and transfer agent.

The Current Management Agreement provides that the Adviser will be paid a fee with respect to the Portfolio based on the Portfolio’s average daily net assets. Under the Amendment, the amount of the management fee, through the addition of breakpoints and an increase in the management fee rate at certain asset levels, will increase the fee paid to the Adviser by the Portfolio at certain asset levels. As of December 31, 2010, the Portfolio’s net assets were $2.28 billion. The management fee in effect for the Portfolio and the aggregate amount of compensation paid to the Adviser by the Portfolio during the fiscal year ended December 31, 2010 is set forth in Table 1. Also set forth in Table 1 is the proposed management fee for the Portfolio and the aggregate amount of compensation that would have been paid to the Adviser had the proposed management fee been in effect for the fiscal year ended December 31, 2010.

TABLE 1

Current Management Fee (as a % of net assets)	Aggregate Management Fee Paid During the Fiscal Year ended December 31, 2010
0.53%	$10,992,829

Proposed Management Fee (as a % of net assets)	Aggregate Management Fee if Proposed Fee Structure Had Been in Place During the Fiscal Year ended December 31, 2010
0.57%	$11,897,583

Table A in Appendix A to this Proxy Statement/Information Statement shows: (1) the level of all fees and expenses incurred by the Portfolio during the fiscal year ended December 31, 2010 under the current management fee schedule; (2) the level of all fees and expenses that would have been incurred by the Portfolio during the fiscal year ended December 31, 2010 had the proposed management fee schedule been in effect during that period; and (3) the dollar and percentage differences between the two.

Table 2 below compares the actual overall recurring expenses for the Portfolio’s Class A and Class B shares under the Current Management Agreement for the fiscal year ended December 31, 2010 and the estimated overall recurring expenses for the Portfolio’s Class A and Class B shares under the proposed management fee schedule if that schedule had been in effect for the fiscal year ended December 31, 2010. The table does not reflect the fees, expenses or withdrawal charges imposed by Contracts. The table reflects annualized Portfolio operating expenses calculated as a percentage of average daily net assets.

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Portfolio’s operating expenses remain the same, and you reinvest all of your dividends. The Example is presented on a current and pro forma basis. Although your actual costs may be higher or lower, based on the foregoing assumptions, your costs would be the amounts reflected in the Example.

TABLE 2

	Class A	Class A (Pro Forma)	Class B	Class B (Pro Forma)
Management Fee	0.53%	0.57%	0.53%	0.57%
Distribution and/or Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses	0.02%	0.02%	0.02%	0.02%

Total Annual Portfolio Operating Expenses	0.55%	0.59%	0.80%	0.84%

Example:

	Class A	Class A (Pro Forma)	Class B	Class B (Pro Forma)
1 Year	$56	$60	$82	$86
3 Years	$177	$190	$256	$269
5 Years	$308	$330	$446	$468
10 Years	$691	$740	$993	$1,040

The Current Management Agreement provides that the Trust is responsible for all expenses other than those expressly assumed by the Adviser. The Trust is responsible for, among other items, (1) the Adviser’s fees; (2) legal and audit expenses; (3) fees for registration of Trust shares; (4) fees of the Trust’s administrator, transfer agent, registrar, custodian, dividend disbursing agent, and shareholder servicing agent; (5) taxes; (6) brokerage and other transaction expenses; (7) interest expenses; (8) expenses of shareholders’ and Trustees’ meetings; (9) printing of share certificates and preparing, printing and mailing notices, proxy material, reports to regulatory bodies, and reports to shareholders; (10) expenses of preparing and typesetting of prospectuses and expenses of printing and mailing of prospectuses to existing Trust shareholders; (11) insurance premiums; (12) charges of an independent pricing service; (13) expenses related to the purchase and redemption of Trust shares; (14) association membership dues; (15) fees and expenses of Trustees and executive officers of the Trust who are not “affiliated persons” of the Adviser or the subadviser within the meaning of the 1940 Act; and (16) nonrecurring expenses, such as the cost of litigation.

The Current Management Agreement provides that the Adviser is not liable for its acts or omissions under the Agreement, but that the Adviser is not protected against liability arising out of its own willful misfeasance, bad faith, or gross negligence in the performance of its duties.

The Current Management Agreement provides (1) that it will continue in effect with respect to the Portfolio for a period of two years from its date and indefinitely thereafter if approved at least annually by a majority vote of the shares of the Portfolio or a majority of the Trustees and by a majority of the Independent Trustees; (2) that it may be terminated as to the Portfolio, without penalty, by the Trustees or by the vote of a majority of the outstanding shares of the Portfolio upon 60 days’ prior written notice; (3) that it may be terminated by the Adviser on 90 days’ prior written notice to the Trust; and (4) that it will terminate automatically in the event of its “assignment” as such term is defined in the 1940 Act.

III.     CHANGE IN INVESTMENT SUBADVISER

THE DISCUSSION BELOW REGARDING THE CHANGE IN SUBADVISER IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THE DISCUSSION IN THIS SECTION OF THE PROXY STATEMENT/INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY WITH RESPECT TO THE NEW INVESTMENT SUBADVISORY AGREEMENT AND YOU ARE REQUESTED NOT TO SEND US A PROXY FOR SUCH PURPOSE.

A.	The New Subadviser

As noted above, the SEC has granted exemptive relief to the Trust and the Adviser which generally permits the Adviser, subject to certain conditions, and without the approval of shareholders, to (1) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (2) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (3) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. Generally, the Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not generally rely on the exemptive order with respect to subadvisers that are affiliated with the Adviser. One of the conditions for the exemptive relief is that within ninety days after entering into a new or amended investment subadvisory agreement without shareholder approval, the Portfolio must provide an information statement to its shareholders setting forth substantially the information that would be required to be contained in a proxy statement for a meeting of shareholders to vote on the approval of the agreement. This Proxy Statement/Information Statement is being provided to you to satisfy this condition of the exemptive relief.

As discussed above under “The Amendment”, the Adviser decided to replace Lord Abbett as the subadviser to the Portfolio with T. Rowe Price. At an in-person meeting of the Board of Trustees held on February 14-15, 2011, the Trustees (including the Independent Trustees) approved the New Investment Subadvisory Agreement between the Adviser and T. Rowe Price with respect to the Portfolio, which will take effect as of May 2, 2011, provided shareholders approve the Amendment to the Current Management Agreement. As a result of the transaction, the Current Investment Subadvisory Agreement between the Trust and Lord Abbett will terminate, and, as of May 2, 2011, Lord Abbett will no longer serve as subadviser to the Portfolio. As discussed below, the New Investment Subadvisory Agreement is similar to the Current Investment Subadvisory Agreement, except for the name of the subadviser, the effective date of the agreement, the subadvisory fees paid to the subadviser by the Adviser and certain other provisions. The Current Management Agreement, if amended by the Amendment as proposed, between the Trust and the Adviser relating to the Portfolio, will remain in effect. A copy of the New Investment Subadvisory Agreement is attached to this Proxy Statement/Information Statement as Exhibit B.

As a result of the New Investment Subadvisory Agreement, as of May 2, 2011, T. Rowe Price is expected to replace Lord Abbett as the subadviser to the Portfolio.

B.	The Current and New Investment Subadvisory Agreements

The Current Investment Subadvisory Agreement

The Current Investment Subadvisory Agreement provides that it will remain in effect from December 8, 2000 to December 31, 2001 and will continue in full force and effect for successive periods of one year thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approve its continuance at least annually. The Current Investment Subadvisory Agreement can be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, by the Adviser, or by the vote of a majority of outstanding voting securities of the Portfolio, upon sixty days’

prior written notice to Lord Abbett or by Lord Abbett upon ninety days’ prior written notice to the Adviser, or upon shorter notice as mutually agreed upon. The Current Investment Subadvisory Agreement also terminates automatically in the event of its assignment or in the event that the Current Management Agreement between the Adviser and the Trust is assigned or terminated for any other reason.

The Current Investment Subadvisory Agreement also generally provides that, absent willful misconduct, bad faith, reckless disregard or gross negligence of Lord Abbett in the performance of any of its duties or obligations under the Current Investment Subadvisory Agreement, Lord Abbett will not be liable for any act or omission in the course of, or connected with, rendering services under the Current Investment Subadvisory Agreement.

Under the Current Investment Subadvisory Agreement, the Adviser pays a subadvisory fee to Lord Abbett, based on the average daily net assets of the Portfolio, consisting of a monthly fee computed at the annual rate of 0.350% of the first $300 million of such assets, plus 0.300% of such assets over $300 million up to $900 million, plus 0.250% of such assets over $900 million up to $1.2 billion, plus 0.200% of such assets over $1.2 billion. For the fiscal year ended December 31, 2010, the Adviser paid Lord Abbett $5,374,591 in aggregate fees with respect to the Portfolio.

The Current Investment Subadvisory Agreement was renewed by the Board of Trustees, including by a separate vote of the Independent Trustees, at a meeting held on November 9-10, 2010. The Current Investment Subadvisory Agreement was initially approved by the Board of Trustees, including by a separate vote of the Independent Trustees, at a meeting held on December 7, 2000 and by the Portfolio’s initial shareholder on December 8, 2000.

The New Investment Subadvisory Agreement

The terms of the New Investment Subadvisory Agreement are similar to those of the Current Investment Subadvisory Agreement, except for the subadviser, the effective date and term, the fee payable to the subadviser and certain other provisions. The New Investment Subadvisory Agreement provides that it will remain in effect until December 31, 2012 and thereafter for successive periods of one year only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance at least annually. As noted above, the Current Investment Subadvisory Agreement’s initial term was from December 8, 2000 to December 31, 2001. Like the Current Investment Subadvisory Agreement, the New Investment Subadvisory Agreement can be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, by the Adviser, or by the vote of a majority of the outstanding voting securities of the Portfolio, upon sixty days’ prior written notice to T. Rowe Price or by T. Rowe Price upon ninety days’ prior written notice to the Adviser, or upon shorter notice as mutually agreed upon. The New Investment Subadvisory Agreement also terminates automatically in the event of its assignment or in the event that the Current Management Agreement between the Adviser and the Trust is assigned or terminated for any other reason.

The New Investment Subadvisory Agreement also generally provides that, absent willful misconduct, bad faith, reckless disregard or gross negligence of T. Rowe Price in the performance of any of its duties or obligations under the New Investment Subadvisory Agreement, T. Rowe Price will not be liable for any act or omission in the course of, or connected with, rendering services under the New Investment Subadvisory Agreement.

The New Investment Subadvisory Agreement imposes certain express obligations on T. Rowe Price, such as the reporting of compliance issues to the Adviser, that are not in the Current Investment Subadvisory Agreement. In addition, the New Investment Subadvisory Agreement expressly permits T. Rowe Price to perform certain acts, such as batching orders for portfolio securities, that are not in the Current Investment Subadvisory Agreement.

Under the New Investment Subadvisory Agreement with T. Rowe Price, the Adviser will pay T. Rowe Price a monthly fee at the following annual rate of the Portfolio’s daily net assets:

0.500% of the first $50 million of such assets plus 0.450% of such assets over $50 million up to $100 million; provided that if such assets are over $100 million up to $200 million, then 0.400% of the first $200 million of such assets; provided that if such assets are over $200 million up to $500 million, then 0.350% of the first $500 million of such assets; provided that if such assets are over $500 million up to $1 billion, then 0.325% of the first $500 million of such assets plus 0.300% of such assets over $500 million up to $1 billion; provided that if such assets are over $1 billion, then 0.300% of all such assets.

If the assets of the Portfolio cross a threshold in reverse (i.e., decline below a threshold), then the absolute dollar fee payable by the Adviser to the Subadviser shall not be more than the minimum fee payable at the immediately higher threshold. When the Portfolio’s assets cross a threshold in reverse, the fee payable to the Subadviser shall be calculated as follows:

When the Portfolio’s net assets decline below $100 million, the fee payable to the Subadviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.500% of the first $50 million of such assets plus 0.450% of such assets over $50 million up to $100 million and (2) the fee on $100 million calculated at a flat rate of 0.400%.

When the Portfolio’s net assets decline below $200 million but are over $100 million, the fee payable to the Subadviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.400% and (2) the fee on $200 million calculated at a flat rate of 0.350%.

When the Portfolio’s net assets decline below $500 million but are over $200 million, the fee payable to the Subadviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.350% and (2) the fee on $500 million calculated at a flat rate of 0.325%.

When the Portfolio’s net assets decline below $1 billion but are over $500 million, the fee payable to the Subadviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.325% of the first $500 million of such assets plus 0.300% of such assets over $500 million up to $1 billion and (2) the fee on $1 billion calculated at a flat rate of 0.300%.

Further, as noted above, the Portfolio does not pay the subadvisory fee under the New Investment Subadvisory Agreement. The Current Management Agreement between the Trust and the Adviser relating to the Portfolio, if amended as proposed, will remain in effect.

C.	Board Considerations

For a discussion of the factors that the Board considered in approving the New Investment Subadvisory Agreement, see the discussion above under “Basis for Board’s Recommendation.”

D.	T. Rowe Price

T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, is expected to become the subadviser to the Portfolio effective May 2, 2011. T. Rowe Price was founded in 1937. As of December 31, 2010, T. Rowe Price and its affiliates managed approximately $482.0 billion in assets for individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

The investment management decisions for the Portfolio are made by an Investment Advisory Committee at T. Rowe Price. Mark S. Finn, John D. Linehan, and Brian C. Rogers are co-chairmen of the Investment Advisory Committee. Mr. Finn became co-chairman in 2010 and he joined T. Rowe Price in 1990. Mr. Linehan has been chairman of the committee since 2004 and he joined T. Rowe Price in 1998. Mr. Rogers has been co-chairman of the committee since 2006 and he joined T. Rowe Price in 1982.

Directors and Executive Officers

The following are the directors and executive officers of T. Rowe Price. The address of each is 100 East Pratt Street, Baltimore, Maryland 21202.

DIRECTORS AND EXECUTIVE OFFICERS

Name	Position
Edward C. Bernard	Director, Vice President
Timothy S. Dignan	Treasurer
John R. Gilner	Chief Compliance Officer, Vice President
James A.C. Kennedy	Director, President
Kenneth V. Moreland	Chief Financial Officer
David Oestreicher	Chief Legal Officer
Brian C. Rogers	Chief Investment Officer, Director, Vice President
Barbara A. Van Horn	Secretary
William J. Stromberg	Director, Vice President

T. Rowe Price acts as investment adviser or subadviser to the following other mutual funds that have similar investment objectives to those of the Portfolio.

Comparable Fund	Annual Advisory/Subadvisory Fee Rate for a Recent Fiscal Year End (as a % of average daily net assets)	Assets Under Management as of 12/31/10
T. Rowe Price Institutional Large- Cap Value Fund	0.55%	$543,486,592
AST Advanced Strategies Portfolio	.40% on first $250 million of average daily net assets; .375% on next $250 million; .35% on assets over $500 million	$585,908,358
Prudential Series Fund, Inc. Global Portfolio	.40% on first $250 million of average daily net assets; .375% on next $250 million; .35% on assets over $500 million	$154,292,562

E.	Changes in the Portfolio’s Investment Style

The Portfolio’s investment objective and strategies will be similar under T. Rowe Price’s management; however there will be some differences. The following table provides a side-by-side comparison of the Portfolio’s current investment objectives and principal investment strategies with those that will become effective upon T. Rowe Price assuming day-to-day management responsibilities for the Portfolio.

	Lord Abbett Growth and Income Portfolio	T. Rowe Price Large Cap Value Portfolio
Investment Objective	Long-term growth of capital and income without excessive fluctuation in market value.	Long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

	Lord Abbett Growth and Income Portfolio	T. Rowe Price Large Cap Value Portfolio
Principal Investment Strategies

The Portfolio invests, under normal market conditions, at least 80% of its net assets in equity securities of large companies. The Portfolio primarily invests in large, established U.S. and multinational companies that the portfolio manager believes are undervalued.

The Portfolio’s investments primarily include the following types of securities and other financial instruments:

•      Equity securities, such as common stocks, preferred stocks, convertible securities and equity interests in trusts, partnerships and limited liability companies. The Portfolio also may invest in securities that are tied to the price of stock, such as warrants, rights, and convertible debt securities.

•      Large company securities, of a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000® Index. The market capitalization range of the Russell 1000® Index as of its most recent annual reconstitution was approximately $829 million to $338 billion. This range varies daily.

•      Value stocks of companies that the portfolio manager believes to be underpriced or undervalued according to certain financial measurements of intrinsic worth or business prospects and have the potential for capital appreciation.

The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of large companies the portfolio manager regards as undervalued.

The Portfolio defines a large company as having a market cap that is either (i) larger than the current median market cap of companies in the Russell 1000 Value Index or (ii) larger than the three year average median market cap of companies in the index based on the previous three December 31 dates. The Russell 1000 Value Index is a widely used benchmark of the largest domestic value stocks. As of December 31, 2010, the median market cap for the Russell 1000 Value Index was approximately $4.7 billion. The market capitalization of the companies owned by the Portfolio and the Russell index changes over time; the Portfolio will not automatically sell or cease to purchase stock of a company it owns just because the company’s market capitalization falls below these levels.

The Portfolio may also purchase stocks of smaller companies.

The portfolio managers seek to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the portfolio managers generally look for one or more of the following:

•      low price/earnings, price/book value, price/sales, or price/cash

Lord Abbett Growth and Income Portfolio	T. Rowe Price Large Cap Value Portfolio

•      Multinational and foreign company securities that are issued by multinational or foreign companies and traded primarily on a U.S. securities exchange. These types of securities include American Depositary Receipts (“ADRs”), which typically are issued by a U.S. financial institution (such as a underperform other funds that employ a different investment style.

flow ratios relative to the S&P 500, the company`s peers, or its own historical norm;

•      low stock price relative to a company`s underlying asset values;

•      companies that may benefit from restructuring activity; and/or

•      a sound balance sheet and other positive financial characteristics.

In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the portfolio managers believe will provide an opportunity for substantial appreciation. These situations might arise when the portfolio managers believe a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

While the Portfolio will invest most of its assets in U.S. common stocks, the Portfolio may invest in other securities, including foreign stocks, and use futures and options in keeping with the Portfolio’s objectives.

In connection with T. Rowe Price’s assuming day-to-day management responsibilities for the Portfolio, there will be costs associated with the repositioning of the Portfolio to reflect T. Rowe Price’s investment selections. These repositioning costs are estimated to be approximately 0.21% of the Portfolio’s net assets.

F.	Portfolio Transactions

Subject to the supervision and control of the Adviser and the Trustees of the Trust, the Portfolio’s subadviser is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolio invests are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter’s concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

T. Rowe Price will be responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, T. Rowe Price will consider the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, general execution and operational capabilities of competing broker-dealers, their expertise in particular markets, and brokerage and research services provided by them. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolio or T. Rowe Price with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. In doing so, the Portfolio may pay higher commission rates than the lowest available when T. Rowe Price believes it is reasonable to do so in light of the nature of the brokerage and research services provided by the broker effecting the transaction. T. Rowe Price is of the opinion that, because this material must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio or other accounts managed by T. Rowe Price by supplementing T. Rowe Price’s research.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, T. Rowe Price may receive research services from many broker-dealers with which T. Rowe Price places the Portfolio’s transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

T. Rowe Price may obtain third-party research from broker-dealers or non-broker-dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers, as directed by T. Rowe Price, as payment for research. The use of CSAs would allow T. Rowe Price to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer and then periodically direct the broker-dealer to pay third-party research providers for research. All such uses of CSAs by T. Rowe Price will be subject to applicable law and T. Rowe Price’s best execution obligations.

As noted above, T. Rowe Price may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide T. Rowe Price with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, other investment advisory clients, and T. Rowe Price without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the Financial Industry Regulatory Authority has adopted rules expressly permitting broker-dealers to provide bona-fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Adviser to cause T. Rowe Price to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the management agreement (“Directed Brokerage”). The Trustees will review the levels of Directed Brokerage for the Portfolio on a quarterly basis.

T. Rowe Price may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which the Portfolio effects its securities transactions may be used by T. Rowe Price in servicing all of its accounts; not all such services may be used in connection with the Portfolio. In the opinion of T. Rowe Price, it is not possible to measure separately the benefits from research services to each of its accounts, including the Portfolio. Whenever concurrent decisions are made to purchase or sell securities by the Portfolio and another account, T. Rowe Price will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on the Portfolio. In the opinion of T. Rowe Price, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.

T. Rowe Price has developed written trade allocation procedures for its trading desks. Generally, when the amount of securities available in a public offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro-rata allocation based upon the relative sizes of the participating client portfolios or the relative size of the participating client orders, depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net unit price of the securities for each participating client whenever possible. Because a pro-rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted basis. For example, adjustments may be made: (i) to eliminate de minimis positions; (ii) to give priority to accounts with specialized investment policies and objectives; and (iii) to reallocate in light of a participating portfolio’s characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure). With respect to any private placement transactions, conditions imposed by the issuer may limit availability of allocations to client accounts.

For the fiscal year ended December 31, 2010, the Portfolio paid $1,397,669 in brokerage commissions. No commissions were paid to any affiliated broker of the Adviser or Lord Abbett, the Portfolio’s current subadviser, during this period.

G.	Distribution Plan

The Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) (the “Plan”) and pursuant to the Plan, entered into a Distribution Agreement with the Distributor. The Distributor is an affiliate of the Adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolio. Under the Plan, the Trust, on behalf of the Portfolio, is permitted to pay to various service providers up to 0.50% for Class B of the average daily net assets of the Portfolio allocated to Class B shares as payment for services rendered in connection with the distribution of the shares of the Portfolio. Currently, payments with respect to Class B shares are limited to 0.25% of average daily net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. The Portfolio has not adopted for its Class A shares a plan pursuant to Rule 12b-1 under the 1940 Act.

H.	Other Information

The Current Management Agreement with respect to the Portfolio was approved by the Trustees of the Trust (including all of the Independent Trustees) on December 7, 2000, and by the initial shareholder of the Portfolio on December 8, 2000.

MetLife Investors Group, Inc., 5 Park Plaza, Suite 1900, Irvine, California 92614, an affiliate of MetLife, owns all of the Adviser’s outstanding common stock. MetLife is a publicly held New York life insurance company. The managers and principal executive officers of the Adviser, along with the principal occupation of each, are set forth in Appendix B.

IV.     VOTING INFORMATION CONCERNING THE SPECIAL MEETING

The Insurance Companies, through their separate accounts, own all of the shares of the Portfolio, and are the shareholders of record of the Portfolio at the close of business on the Record Date (defined below). Each Insurance Company is entitled to be present and vote at the Special Meeting with respect to such shares of the Portfolio. Each Insurance Company has undertaken to vote its shares or abstain from voting its shares of the Portfolio for the Contract Owners of the Portfolio in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Proxy Statement/Information Statement to Contract Owners.

The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of the Portfolio held in a separate account with respect to that particular Contract. In voting on the proposal, each full share of the Portfolio is entitled to one vote and any fractional share is entitled to a fractional vote. All share classes of the Portfolio will vote as a single class.

Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Special Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, if properly executed and returned without voting instructions, they can be voted FOR approval of the proposal.

If you wish to participate in the Special Meeting, you may submit the voting instructions form included with this Proxy Statement/Information Statement, vote by telephone or the Internet or attend in person and provide your voting instructions to the Insurance Company. Guidelines on providing voting instructions and voting by telephone and the Internet are located immediately after the Notice of Special Meeting of Shareholders.

If the enclosed voting instructions form is properly executed and returned in time to be voted at the Special Meeting, the shares represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

•	Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposal and FOR any other matters deemed appropriate.

Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. The Insurance Company will also vote, or abstain from voting, any shares in its general account which are not attributable to Contracts in the same proportion as it votes shares held in all of the Insurance Company’s registered separate accounts, in the aggregate. Neither the SEC nor the Insurance Company requires any specific minimum percentage of Contract Owners to vote in order for the Insurance Company to echo vote the remaining unvoted votes. The Insurance Company seeks to obtain a reasonable level of turnout given the particular voting trend. The Insurance Company may use various methods of encouraging Contract Owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract Owners may, in practice, determine whether an item passes or fails.

Approval of the Amendment will require either the affirmative vote of the security holders of the Portfolio (a) of 67 percent or more of the voting securities present at such meeting, if the holders of more than 50 percent of the outstanding voting securities of such company are present or represented by proxy; or (b) of more than 50 percent of the outstanding voting securities of such company, whichever is less. Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. As of the Record Date, the shareholders of record of the Portfolio were the Insurance Companies. Since the Insurance Companies are the legal owners of the shares, attendance by the Insurance Companies at the Special Meeting will constitute a quorum under the Declaration of Trust of the Trust.

If sufficient votes to approve the Amendment are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Special Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Contract Owners with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Special Meeting.

The Board has fixed the close of business on February 14, 2011 as the record date (the “Record Date”) for the determination of shareholders of the Portfolio entitled to notice of and to vote at the Special Meeting. The number of Class A and Class B shares of the Portfolio outstanding on the Record Date was                      and                     , respectively.

As of February 14, 2011, the officers and the Trustees of the Trust as a group beneficially owned less that 1% of the shares of the Portfolio. On February 14, 2011, to the knowledge of the Trustees and management of the Trust, separate accounts of First MetLife Investors Insurance Company, General American Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors Insurance Company, MetLife Investors USA Insurance Company and Metropolitan Life Insurance Company collectively owned of record 100% of the Portfolio’s shares. Each Insurance Company has advised the Trust that as of February 14, 2011 there were no persons owning Contracts which would entitle them to instruct an Insurance Company with respect to more than 5% of the Portfolio’s shares.

In order that your shares may be represented at the Special Meeting, you are requested to:

•	Indicate your instructions on the enclosed voting instructions form;

•	date and sign the voting instructions form;

•	mail the voting instructions form in the enclosed envelope, which requires no postage if mailed in the United States; and

•	allow sufficient time for the voting instructions form to be received on or before 10:00 a.m. Eastern Time on April 27, 2011.

You may also vote by telephone or the Internet.

V.         OTHER MATTERS

A.	Submission of Shareholder Proposals

The Trust is not generally required to hold annual or special meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Assistant Secretary of the Trust, c/o State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111.

B.	Shareholders’ Request for Special Meeting

Shareholders holding at least 10% of the Trust’s outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of the Trust’s shareholders for the purpose of voting on the removal of any Board member. Meetings of the Trust’s shareholders for any other purpose will also be called by the Board when requested in writing by shareholders holding at least 10% of the shares then outstanding or, if the Board members shall fail to call or give notice of any meeting of shareholders for a period of 30 days after such application, shareholders holding at least 10% of the shares then outstanding may call and give notice of such meeting.

C.	Other Matters to Come Before the Special Meeting

The Board does not intend to present any other business at the Special Meeting other than as described in this Proxy Statement/Information Statement, nor is the Board aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the proxy card executed by the Insurance Company will vote thereon in accordance with their judgment.

IT IS IMPORTANT THAT VOTING INSTRUCTION FORMS BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE FORM AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE.

February 25, 2011

APPENDIX A

TABLE A

The table below shows (i) the level of all fees and expenses incurred by the Portfolio under the current investment management fee schedule during the fiscal year ended December 31, 2010, (ii) the level of all fees and expenses that would have been incurred by the Portfolio under the proposed management fee schedule during the fiscal year ended December 31, 2010, and (iii) the dollar difference and percentage differences between the two.

Current Aggregate Fees and Expenses	Pro Forma Aggregate Fees and Expenses	Difference Between Current and Pro Forma Aggregate Fees and Expenses	% Difference Between Current and Pro Forma Aggregate Fees and Expenses
$13,856,839	$14,761,593	$904,754	6.5%

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APPENDIX B

MANAGERS AND PRINCIPAL EXECUTIVE OFFICERS OF METLIFE ADVISERS, LLC

Name and Address	Office	Principal Occupation	Position with Trust
Elizabeth M. Forget 1095 Avenue of the Americas, 40th Floor New York, New York 10026	President, Chief Executive Officer and Chair of the Board of Managers	Senior Vice President, MetLife, Inc.	President and Trustee

Jeffrey L. Bernier 501 Boylston Street Boston, Massachusetts 02116	Senior Vice President	Vice President, Metropolitan Life Insurance Company	Vice President

Peter H. Duffy 501 Boylston Street Boston, Massachusetts 02116	Senior Vice President	Second Vice President, New England Life Insurance Company; Vice President, Metropolitan Life Insurance Company; Vice President, MetLife Group, Inc.	Vice President

Alan C. Leland 501 Boylston Street Boston, Massachusetts 02116	Chief Financial Officer and Manager	Vice President, MetLife Group, Inc.; Vice President, Metropolitan Life Insurance Company; Senior Vice President, New England Life Insurance Company	None

Jeffrey P. Halperin 1 MetLife Plaza 27-01 Queens Plaza North Long Island City, NY 11101	Senior Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer Metropolitan Series Fund, Inc.	Chief Compliance Officer

Paul G. Cellupica 1095 Avenue of the Americas, 40th Floor New York, New York 10026	Senior Vice President, Secretary and Manager	Chief Counsel of Insurance Practice Group of the MetLife Law Department	None

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EXHIBIT A - 1

MANAGEMENT AGREEMENT

December 8, 2000

Met Investors Advisory Corp.

610 Newport Center Drive

Suite 1350

Newport Beach, CA 92660

Ladies and Gentlemen:

Met Investors Series Trust (the “Trust”), a Delaware business trust created pursuant to an Agreement and Declaration of Trust, herewith confirms its agreement with Met Investors Advisory Corp., a Delaware corporation (the “Manager”), as follows:

1. Investment Description; Appointment

The Trust desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Agreement and Declaration of Trust, as amended from time to time, and in its registration statement filed with the Securities and Exchange Commission (“SEC”) on Form N-1A, as amended from time to time (the “Registration Statement”), and in such manner and to such extent as may from time to time be approved by the Board of Trustees. The Trust has designated the separate investment portfolios set forth in Schedule A. The Trust may in the future designate additional separate investment portfolios. Such existing and future portfolios are hereinafter referred to as the “Portfolios.” Copies of the Registration Statement and the Trust’s Agreement and Declaration of Trust, as amended, have been or will be submitted to the Manager. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged in the business of rendering investment advisory services to registered investment companies. The Trust desires to employ the Manager to act as its investment manager. The Manager accepts this appointment and agrees to furnish the services described herein for the compensation set forth below. The Manager will be an independent contractor and will have no authority to act for or represent the Trust in any way or otherwise be deemed an agent unless expressly authorized by this Agreement or another writing signed by the Trust and the Manager.

2. Services as Manager

a. Subject to the supervision and direction of the Board of Trustees of the Trust, the Trust acknowledges and agrees that the Manager may, at its own expense, select a person or persons to act as investment adviser (an “Adviser”) to render investment advice to each of the Portfolios. Each such Adviser shall make all determinations with respect to the Portfolio’s assets for which it has responsibility in accordance with the Portfolio’s investment objectives, policies, and restrictions as stated in the Trust’s Agreement and Declaration of Trust, By-Laws, and the Registration Statement as from time to time in effect; provided, that any contract with an Adviser (an “Advisory Agreement”) shall be in compliance with and approved as required by the Investment Company Act of 1940, as amended (the “1940 Act”) or as otherwise permitted by the SEC.

b. Subject to the supervision and direction of the Trustees of the Trust, the Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio’s assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify existing Advisory Agreements with Advisers; (iv) full discretion to terminate and replace any Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio’s assets not then managed by an Adviser. In connection with the Manager’s responsibilities herein, the Manager will assess each Portfolio’s investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Portfolio’s assets among one or more current or additional Advisers from time to time, as the Manager deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, the Manager

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will monitor compliance of each Adviser with the investment objectives, policies, and restrictions of any Portfolio or Portfolios (or portions of any Portfolio) under the management of such Adviser, and review and report to the Trustees of the Trust on the performance of each Adviser. The Manager will furnish, or cause the appropriate Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On the Manager’s own initiative, the Manager will apprise, or cause the appropriate Adviser(s) to apprise, the Trust of important developments materially affecting each Portfolio (or any portions of a Portfolio that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, the Manager agrees to cause the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

c. Subject to the supervision and direction of the Board of Trustees of the Trust, the Manager, at its own expense, will also supply the Trust with (i) office facilities (which may be in the Manager’s own offices), and (ii) necessary executive and other personnel, including personnel for the performance of clerical and other office functions, exclusive of those functions: (a) related to and to be performed under the Trust’s contract or contracts for administration, custodial, accounting, bookkeeping, transfer, and dividend disbursing agency or similar services by any entity, including the Manager or its affiliates, selected to perform such services under such contracts; and (b) related to the services to be provided by any Adviser pursuant to an Advisory Agreement; and (iii) other information and services required in connection with the preparation of all registration statements and prospectuses, prospectus supplements, statements of additional information, all annual, semiannual, and periodic reports to shareholders of the Trust, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders of the Trust or regulatory authorities, and all tax returns, except for (a) services of outside counsel or independent accountants or (b) services to be provided by any Adviser under any Advisory Agreement.

d. Subject to the requirement to seek best price and execution, and to the appropriate policies and procedures approved by the Board of Trustees, the Trust reserves the right to direct the Manager to cause Advisers to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to: (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to this Agreement; or (ii) finance activities that are primarily intended to result in the sale of Trust shares. At the discretion of the Board of Trustees, such resources may be used to pay or cause the payment of Trust expenses or may be used to finance activities that are primarily intended to result in the sale of Trust shares.

e. The services of the Manager to the Trust hereunder are not to be deemed exclusive, and the Manager shall be free to render similar services to others and to engage in other activities, so long as the services rendered to the Trust are not impaired.

3. Compensation

In consideration of services rendered pursuant to this Agreement, the Trust will pay the Manager a fee at the respective annual rates of the value of each Portfolio’s average daily net assets set forth in Schedule A hereto as such schedule may be amended from time to time. Such fees shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Manager shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Manager, the value of the Portfolios’ net assets shall be computed at the times and in the manner specified from time to time in the Registration Statement.

4. Expenses

The Trust shall pay all expenses other than those expressly assumed by the Manager herein, which expenses payable by the Trust shall include, but are not limited to:

a.	Fees to the Manager;

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b.	Charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself and its independent trustees;

c.	Fees and expenses related to the registration and qualification of the Trust and its shares for distribution under federal and state securities laws;

d.	Expenses of the Trust’s administrator, transfer agent, registrar, custodian, dividend disbursing agent, and shareholder servicing agent;

e.	Salaries, fees and expenses of Trustees and executive officers of the Trust who are not “affiliated persons” of the Manager or the Advisers within the meaning of the 1940 Act;

f.	Taxes (including the expenses related to preparation of tax returns) and corporate or other fees levied against the Trust;

g.	Brokerage commissions and other expenses associated with the purchase and sale of portfolio securities for the Trust;

h.	Expenses, including interest, of borrowing money;

i.	Expenses incidental to meetings of the Trust’s shareholders, Board of Trustees and the maintenance of the Trust’s organizational existence;

j.	Expenses of printing certificates representing shares of the Trust and expenses of preparing, printing and mailing notices, proxy material, reports to regulatory bodies, and reports to shareholders of the Trust;

k.	Expenses of preparing and typesetting of prospectuses of the Trust;

l.	Expenses of printing and distributing prospectuses to direct or beneficial shareholders of the Trust;

m.	Association membership dues;

n.	Premiums for fidelity insurance, directors and officers liability insurance and other insurance coverage;

o.	Charges of an independent pricing service to value the Portfolios’ assets;

p.	Expenses related to the purchase or redemption of the Trust’s shares; and

q.	Such nonrecurring expenses as may arise, including those associated with actions, suits, or proceedings to which the Trust is a party and arising from any legal obligation which the Trust may have to indemnify its officers and Trustees with respect thereto.

5. Use of Name

The Manager hereby consents to the Trust being named the Met Investors Series Trust. The Trust shall not use the name “Met Investors Series Trust”, “Met”, “MetLife”, and any of the other names of the Manager or its affiliated companies and any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Manager or any of its affiliates in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Manager; provided, however, that the Manager shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Manager shall not use the name of the Trust or any of its affiliates in any material relating to the Manager in any manner not approved prior thereto by the Trust; provided, however, that the Trust shall approve all uses of its name which merely refer in accurate terms to the appointment of the Manager hereunder or which are required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld.

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The Trust recognizes that from time to time directors, officers and employees of the Manager may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name “Met”, “MetLife”, or any derivative or abbreviation thereof as part of their name, and that the Manager or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

Upon termination of this Agreement for any reason, the Trust shall cease within 30 days all use of the name and mark “Met Investors Series Trust.”

6. Records

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Manager such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its duties. In the event of the termination of this Agreement, such records shall promptly be returned to the Trust by the Manager free from any claim or retention of rights therein. The Manager shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or lawfully requested by applicable federal or state regulatory authorities.

7. Standard of Care

The Manager shall exercise its best judgment in rendering the services hereunder. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Manager against liability to the Trust or to the shareholders of the Trust to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement.

8. Term

This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and indefinitely thereafter provided that its continuance after such two year period as to each Portfolio shall be specifically approved at least annually by vote of a majority of the outstanding voting securities of such Portfolio or by vote of a majority of the Trust’s Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of the Trust or the Manager. This Agreement may be terminated as to any Portfolio at any time, without payment of any penalty, by the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of such Portfolio upon 60 days’ prior written notice to the Manager, or by the Manager upon 90 days’ prior written notice to the Trust, or upon such shorter notice as may be mutually agreed upon. This Agreement may be amended at any time by the Manager and the Trust, subject to approval by the Trust’s Board of Trustees and, if required by applicable SEC rules and regulations, a vote of a majority of the Trust’s outstanding voting securities. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act.

9. Limitation of Trust’s Liability

The Manager acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in its Agreement and Declaration of Trust. The Manager agrees that the Trust’s obligations hereunder in any case shall be limited to the Trust and to its assets and that the Manager shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trustee, officer, employee or agent of the Trust.

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10. Force Majeure

The Manager shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Manager shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

11. Severability

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12. Miscellaneous

This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware and the applicable provisions of the 1940 Act. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

If the foregoing is in accordance with your understanding, kindly indicated your acceptance hereof by signing and returning to us the enclosed copy hereof.

Very truly yours,

MET INVESTORS SERIES TRUST

By:
Elizabeth M. Forget
President

Accepted:

MET INVESTORS ADVISORY CORP.

By:
Elizabeth M. Forget
President

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SCHEDULE A

Portfolio	Percentage of average daily net assets
J.P. Morgan Quality Bond Portfolio	0.55% of first $75 million of such assets plus 0.50% of such assets over $75 million

J.P. Morgan Small Cap Stock Portfolio	0.85%

J.P. Morgan Enhanced Index Portfolio	0.60% of first $50 million of such assets plus 0.55% of such assets over $50 million

J.P. Morgan Select Equity Portfolio	0.65% of first $50 million of such assets plus 0.60% of such assets over $50 million

J.P. Morgan International Equity Portfolio	0.80% of first $50 million of such assets plus 0.75% of such assets over $50 million up to $350 million plus 0.70% of such assets over $350 million

Lord Abbett Bond Debenture Portfolio	0.60%

Lord Abbett Mid-Cap Value Portfolio	0.70% of first $200 million of such assets plus 0.65% of such assets over $200 million up to $500 million plus 0.625% of such assets over $500 million

Lord Abbett Developing Growth Portfolio	0.75%

Lord Abbett Growth and Income Portfolio	0.60% of first $800 million of such assets plus 0.55% of such assets over $800 million up to $2 billion plus 0.50% of such assets over $2 billion

Firstar Balanced Portfolio	1.00%

Firstar Equity Income Portfolio	1.00%

Firstar Growth & Income Equity Portfolio	1.00%

BlackRock Equity Portfolio	0.65%

BlackRock U.S. Government Income Portfolio	0.55%

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AMENDMENT NO. 4 TO MANAGEMENT AGREEMENT

This Amendment No. 4 to the Management Agreement dated December 8, 2000 as amended on February 12, 2001, October 1, 2001 and May 1, 2002 (the “Agreement”), by and between Met Investors Series Trust and Met Investors Advisory Corp. (now known as Met Investors Advisory LLC) (the “Manager”), is entered into effective the 1st day of January, 2003.

WHEREAS the Agreement provides for the Manager to provide certain services to the Trust for which the Manager is to receive agreed upon fees; and

WHEREAS the Manager and the Trust desire to make certain changes to the Agreement;

NOW, THEREFORE, the Manager and the Trust hereby agree that the Agreement is amended as follows:

1. Schedule A of the Agreement hereby is amended to changed the Manager’s fee with respect to the Portfolio listed below to the following:

Portfolio	Percentage of average daily net assets
Lord Abbett Growth and Income Portfolio	0.60% of first $800 million of such assets plus 0.55% of such assets over $800 million up to $1.5 billion plus 0.45% of such assets over $1.5 billion

Met/Putnam Research Portfolio	0.80% of first $250 million of such assets plus 0.70% of such assets over $250 million

PIMCO Innovation Portfolio	0.95%

T. Rowe Price Mid-Cap Growth Portfolio	0.75%

2. All other terms and conditions of the Agreement shall remain in full force in effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the 1st day of January, 2003.

MET INVESTORS SERIES TRUST

By:
Name: Elizabeth M. Forget
Title: President

MET INVESTORS ADVISORY LLC

By:
Name: Elizabeth M. Forget
Title: President

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AMENDMENT NO. 16 TO MANAGEMENT AGREEMENT

This Amendment No. 16 to the Management Agreement dated December 8, 2000 as amended on February 12, 2001, October 1, 2001, May 1, 2002, January 1, 2003, May 1, 2003, December 1, 2003, January 1, 2004, April 30, 2004, January 1, 2005, April 30, 2005, September 30, 2005, November 1, 2005, December 1, 2005, December 19, 2005, and January 1, 2006 (the “Agreement”), by and between Met Investors Series Trust and Met Investors Advisory Corp. (now know as Met Investors Advisory LLC) (the “Manager”), is entered into effective the 1st day of January, 2006.

WHEREAS the Agreement provides for the Manager to provide certain services to the Trust for which the Manager is to receive agreed upon fees; and

WHEREAS the Manager and the Trust desire to make certain changes to the Agreement;

NOW, THEREFORE, the Manager and the Trust hereby agree that the Agreement is amended as follows:

1. The Lord Abbett Growth and Income Portfolio section of Schedule A of the Agreement hereby is amended in whole to read as follows:

Portfolio	Percentage of average daily net assets
Lord Abbett Growth and Income Portfolio	0.60% of the first $600 million of such assets, plus 0.55% of such assets over $600 million up to $1.1 billion, plus 0.50% of such assets over $1.1 billion up to $1.5 billion, plus 0.45 % of such assets over $1.5 billion

2. All other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the 1st day of January, 2006.

MET INVESTORS SERIES TRUST

By:
Name: Elizabeth M. Forget
Title: President

MET INVESTORS ADVISORY LLC

By:
Name: Elizabeth M. Forget
Title: President

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Exhibit A-2

AMENDMENT NO. 35 TO MANAGEMENT AGREEMENT

This Amendment No. 35 to the Management Agreement dated December 8, 2000 as amended on February 12, 2001, October 1, 2001, May 1, 2002, January 1, 2003, May 1, 2003, December 1, 2003, January 1, 2004, April 30, 2004, January 1, 2005, April 30, 2005, July 1, 2005, September 30, 2005, November 1, 2005, December 1, 2005, December 19, 2005, January 1, 2006, May 1, 2006, October 1, 2006, November 1, 2006, January 1, 2007, April 30, 2007, October 31, 2007, November 1, 2007, February 1, 2008, April 28, 2008, August 8, 2008, September 2, 2008, May 1, 2009 and April 30, 2010 (the “Agreement”), by and between Met Investors Series Trust (the “Trust”) and Met Investors Advisory Corp. (a predecessor to MetLife Advisers, LLC) (the “Adviser”), is entered into effective the 1st day of May, 2011.

WHEREAS the Agreement provides for the Adviser to provide certain services to the Trust for which the Adviser is to receive agreed upon fees; and

WHEREAS the Adviser and the Trust desire to make certain changes to the Agreement.

NOW, THEREFORE, the Adviser and the Trust hereby agree that the Agreement is amended as follows:

1. Schedule A of the Agreement hereby is amended to add the following additional Portfolios:

Portfolio	Percentage of average daily net assets
AllianceBernstein Global Dynamic Allocation Portfolio	0.700% of the first $250 million of such assets plus 0.650% of such assets over $250 million up to $500 million plus 0.625% of such assets over $500 million up to $1 billion plus 0.600% of such assets over $1 billion

AQR Global Risk Balanced Portfolio	0.675% of the first $250 million of such assets plus 0.650% of such assets over $250 million up to $750 million plus 0.625% of such assets over $750 million up to $1 billion plus 0.600% of such assets over $1 billion

BlackRock Global Tactical Strategies Portfolio	0.800% of the first $100 million of such assets, plus 0.750% of such assets over $100 million up to $300 million, plus 0.700% of such assets over $300 million up to $600 million, plus 0.675% of such assets over $600 million up to $1 billion, plus 0.650% of such assets over $1 billion

Met/Franklin Low Duration Total Return Portfolio	0.52% of the first $100 million of such assets plus 0.51% of such assets over $100 million up to $250 million plus 0.50% of such assets over $250 million up to $500 million plus 0.49% of such assets over $500 up to $1 billion plus 0.47% of such assets over $1 billion up to $1.5 billion plus 0.45% of such assets over $1.5 billion

Pyramis® Government Income Portfolio	0.52% of the first $100 million of such assets plus 0.44% of such assets over $100 million up to $500 million plus 0.40% of such assets over $500 million

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2. Schedule A of the Agreement hereby is amended to revise the compensation payable with regard to the following Portfolio:

Portfolio	Percentage of daily net assets
T. Rowe Price Large Cap Value Portfolio (formerly known as Lord Abbett Growth and Income Portfolio)

0.750% of the first $50 million of such assets plus 0.700% of such assets over $50 million up to $100 million; provided that if such assets are over $100 million up to $200 million, then 0.650% of the first $200 million of such assets; provided that if such assets are over $200 million up to $500 million, then 0.620% of the first $500 million of such assets; provided that if such assets are over $500 million up to $1 billion, then 0.595% of the first $500 million of such assets plus 0.570% of such assets over $500 million up to $1 billion; provided that if such assets are over $1 billion, then 0.570% of all such assets.

If the assets of the Portfolio cross a threshold in reverse (i.e., decline below a threshold), then the absolute dollar fee payable by the Portfolio to the Adviser shall not be more than the minimum fee payable at the immediately higher threshold. When the Portfolio’s assets cross a threshold in reverse, the fee payable to the Adviser shall be calculated as follows:

When the Portfolio’s net assets decline below $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at the daily equivalent of 0.750% of the first $50 million of such assets plus 0.700% of such assets over $50 million up to $100 million and (2) the fee on $100 million calculated at the daily equivalent of a flat rate of 0.650%.

When the Portfolio’s net assets decline below $200 million but are over $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at the daily equivalent of a flat rate of 0.650% and (2) the fee on $200 million calculated at the daily equivalent of a flat rate of 0.620%.

When the Portfolio’s net assets decline below $500 million but are over $200 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at the daily equivalent of a flat rate of 0.620% and (2) the fee on $500 million calculated at the daily equivalent of a flat rate of 0.595%.

When the Portfolio’s net assets decline below $1 billion but are over $500 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at the daily equivalent of 0.595% of the first $500 million of such assets plus 0.570% of such assets over $500 million up to $1 billion and (2) the fee on $1 billion calculated at the daily equivalent of a flat rate of 0.570%.

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3. All other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the 1st day of May 2011.

MET INVESTORS SERIES TRUST		METLIFE ADVISERS, LLC

By:		By:
	Name: Jeffrey A. Tupper		Name: Jeffrey A. Tupper
	Title: Treasurer		Title: Vice President

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Exhibit B

INVESTMENT SUBADVISORY AGREEMENT

AGREEMENT made this 1st day of May, 2011, by and between T. Rowe Price Associates, Inc., a Maryland corporation (the “Subadviser”), and MetLife Advisers, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Adviser serves as investment manager of Met Investors Series Trust (the “Trust”), a Delaware statutory trust which has filed a registration statement (the “Registration Statement”) under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933, as amended (the “1933 Act”) pursuant to a management agreement dated December 8, 2000, as amended from time to time (the “Management Agreement”); and

WHEREAS, the Trust is comprised of several separate investment portfolios, one of which is the T. Rowe Price Large Cap Value Portfolio (the “Portfolio”); and

WHEREAS, the Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Adviser in performing investment advisory services for the Portfolio; and

WHEREAS, the Subadviser is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Adviser.

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1. Employment of the Subadviser. The Adviser hereby employs the Subadviser to manage the investment and reinvestment of the assets of the Portfolio, subject to the control and direction of the Trust’s Board of Trustees, for the period and on the terms hereinafter set forth. The Subadviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser, the Portfolio or the Trust in any way. The Subadviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio, provided the Subadviser receives the express agreement and consent of the Adviser and/or the Trust’s Board of Trustees to execute futures account agreements, ISDA Master Agreements and other documents related thereto, which consent shall not be unreasonably withheld. In such respect, and only for this limited purpose, the Subadviser shall act as the Adviser’s and the Trust’s agent and attorney-in-fact.

Copies of the Trust’s Registration Statement, Agreement and Declaration of Trust and Bylaws (collectively, the “Charter Documents”), each as currently in effect, have been or will be delivered to the Subadviser. The Adviser agrees, on an ongoing basis, to notify the Subadviser in writing of each change in the fundamental and non-fundamental investment policies and restrictions of the Portfolio before they become effective and to provide to the Subadviser as promptly as practicable copies of all amendments and supplements to the Registration Statement before filing with the Securities and Exchange Commission (“SEC”) and amendments to the Charter Documents. The Adviser will promptly provide the Subadviser with any procedures applicable to the Subadviser adopted from time to time by the Trust’s Board of Trustees and agrees to promptly provide the Subadviser copies of all amendments thereto. The Subadviser will not be bound to follow any change in the investment policies, restrictions or procedures of the Portfolio or Trust, however, until it has received written notice of any such change from the Adviser.

The Adviser shall timely furnish the Subadviser with such additional information as may be reasonably necessary for or requested by the Subadviser to perform its responsibilities pursuant to this Agreement. The Adviser shall cooperate with the Subadviser in setting up and maintaining brokerage accounts, futures accounts, and other accounts the Subadviser deems advisable to allow for the purchase or sale of various forms of securities and other financial instruments pursuant to this Agreement.

2. Obligations of and Services to be Provided by the Subadviser. The Subadviser undertakes to provide the following services and to assume the following obligations:

a. The Subadviser shall manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with the Adviser, subject to and in accordance with the investment objective, policies and restrictions of the Portfolio set forth in the Trust’s Registration Statement and the Charter Documents, as such Registration Statement and Charter Documents may be amended from time to time, in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapter M and Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) including but not limited to, the diversification requirements of Section 817(h) of the Code and the regulations thereunder and any written instructions which the Adviser or the Trust’s Board of Trustees may issue from time-to-time in accordance therewith. In pursuance of the foregoing, the Subadviser shall make all determinations with respect to the purchase and sale of portfolio securities and other financial instruments and shall take such action necessary to implement the same. The Subadviser shall render such reports to the Trust’s Board of Trustees and the Adviser as they may reasonably request concerning the investment activities of the Portfolio, provided that the Subadviser shall not be responsible for Portfolio accounting. Unless the Adviser gives the Subadviser written instructions to the contrary, the Subadviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Portfolio’s shareholders, direct the Portfolio’s custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Portfolio.

b. To the extent provided in the Trust’s Registration Statement, as such Registration Statement may be amended from time to time, the Subadviser shall, in the name of the Portfolio, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select including affiliates of the Subadviser and, complying with Section 28(e) of the Securities Exchange Act of 1934, may pay a commission on transactions in excess of the amount of commission another broker-dealer would have charged. Subject to seeking the most favorable price and execution, the Board of Trustees or the Adviser may cause the Subadviser to effect transactions in portfolio securities and other financial instruments through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment. To the extent the Subadviser is directed to use only the specified brokers for the Portfolio, the Trust may pay higher commissions or other transaction costs or greater spreads, or receive less favorable net prices, on transactions for the Portfolio than would otherwise be the case if the Subadviser used other or multiple brokers.

c. In connection with the placement of orders for the execution of the portfolio transactions of the Portfolio, the Subadviser shall create and maintain all necessary records pertaining to the purchase and sale of securities and other financial instruments by the Subadviser on behalf of the Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the SEC, the Trust, the Adviser or any person retained by the Trust at all reasonable times. The Subadviser will furnish copies of such records to the Adviser or the Trust within a reasonable time after receipt of a request from either the Adviser or the Trust. Where applicable, such records shall be maintained by the Subadviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

d. In accordance with Rule 206(4)-7 under the Advisers Act, the Subadviser has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Advisers Act and any rules thereunder by the Subadviser and its supervised persons. Further, the Subadviser reviews, at least annually, its written policies and procedures and the effectiveness of their implementation.

e. The Subadviser shall:

i. Use its best efforts to comply with the Adviser’s written compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act;

ii. Promptly provide to the Adviser copies of its annual compliance review report (or a summary of the process and findings), as well as copies of such items as third-party compliance audits;

iii. Notify the Adviser promptly of any examination, inquiry, investigation or institution of a proceeding by the SEC or other regulators or Self-Regulatory Organization relating to the Portfolio or materially relating to the Subadviser’s ability to provide asset management services to the Portfolio, except that the Subadviser shall use its best efforts to notify the Adviser of any other examination, investigation or institution of a proceeding by the SEC or other regulators or Self-Regulatory Organization relating to the Subadviser; and

iv. Notify the Adviser promptly of any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) and actions taken in response to issues or items raised by the SEC, SRO or other regulators.

f. The Subadviser shall bear its expenses of providing services pursuant to this Agreement, but shall not be obligated to pay any expenses of the Adviser, the Trust, or the Portfolio, including without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other financial instruments for the Portfolio; and (c) custodian fees and expenses.

g. The Subadviser and the Adviser acknowledge that the Subadviser is not the compliance agent for the Portfolio or for the Adviser, and does not have access to all of the Portfolio’s books and records necessary to perform certain compliance testing. To the extent that the Subadviser has agreed to perform the services specified in this Section 2 in accordance with the Trust’s Registration Statement and Charter Documents, written instructions of the Adviser and any policies adopted by the Trust’s Board of Trustees applicable to the Portfolio (collectively, the “Charter Requirements”), and in accordance with applicable law (including Subchapter M and the diversification requirements of Section 817(h) of the Code, the 1940 Act and the Advisers Act (“Applicable Law”)), the Subadviser shall perform such services based upon its books and records with respect to the Portfolio (as specified in Section 2.c. hereof), which comprise a portion of the Portfolio’s books and records, and upon information and written instructions received from the Trust, the Adviser or the Trust’s administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such information and instructions provided by the Trust, the Adviser or the Trust’s administrator. The Subadviser shall, as part of a complete portfolio compliance testing program, perform quarterly diversification testing under Section 817(h) of the Code. The Subadviser shall provide timely notice each calendar quarter that such diversification was satisfied or if not satisfied, that corrections were made within 30 days of the end of the calendar quarter. The Subadviser shall have no responsibility to monitor certain limitations or restrictions for which the Subadviser has not been provided sufficient information in accordance with Section 1 of this Agreement or otherwise. All such monitoring shall be the responsibility of the Adviser.

h. The Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

i. The Subadviser shall be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Portfolio. The Subadviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

j. The Subadviser shall provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Subadviser for each security or other investment/asset in the Portfolio for which market prices are not readily available.

k. The Subadviser will notify the Trust and the Adviser of (i) any assignment of this Agreement or change of control of the Subadviser, as applicable, and (ii) any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser, in each case prior to or promptly after, such change. The Subadviser agrees to bear all reasonable expenses of the Trust, if any, arising out of any assignment by, or change in control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser. In the case of an assignment of this Agreement or a change in control, such expenses are agreed to include reimbursement of reasonable costs associated with preparing, printing and mailing information statements to existing shareholders of the Portfolio. In the case of changes in key personnel, such expenses are agreed to include reimbursement of reasonable costs associated with preparing, printing and mailing any supplements to the prospectus to existing shareholders of the Portfolio if such changes involve personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser identified in the prospectus or Statement of Additional Information.

l. The Subadviser may, but is not obligated to, combine or “batch” orders for client portfolios to obtain best execution, to negotiate more favorable commission rates or to allocate equitably among the Subadviser’s clients differences in prices and commissions or other transaction costs that might have been obtained had such orders been placed independently. Under this procedure, transactions will be averaged as to price and transaction costs and typically will be allocated among the Subadviser’s clients in proportion to the purchase and sale orders placed for each client account on any given day. If the Subadviser cannot obtain execution on all the combined orders at prices or for transaction costs that the Subadviser believes are desirable, the Subadviser will allocate the securities the Subadviser does buy or sell as part of the combined orders by following the Subadviser’s order allocation procedures.

m. The Subadviser will not consult with any other subadviser of the Trust concerning securities transactions of any portfolio of the Trust in securities, other financial instruments or other assets, except as otherwise permitted by the 1940 Act or any rules thereunder.

n. The Subadviser will not be responsible for filing claims in class action settlements related to securities currently or previously held by the Portfolio.

3. Compensation of the Subadviser. In consideration of services rendered pursuant to this Agreement, the Adviser will pay the Subadviser a fee at the annual rate of the value of the Portfolio’s average daily net assets set forth in Schedule A hereto. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Subadviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Subadviser, the value of the Portfolio’s net assets shall be computed at the times and in the manner specified in the Trust’s Registration Statement. Each month, the Adviser will provide the Subadviser with a worksheet accompanying payment of the subadvisory fee that sets forth the computation of the subadvisory fee.

4. Activities of the Subadviser. The services of the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired. The Adviser understands that the Subadviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and the Adviser has no objection to the Subadviser so acting, provided that whenever the Portfolio and one or more other accounts or investment companies advised by the Subadviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Subadviser agrees to allocate in a similar equitable manner opportunities to sell securities. The Adviser recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Portfolio.

The Subadviser shall be subject to a written code of ethics adopted by it that conforms to the requirements of Rule 17j-1(b) of the 1940 Act, and shall not be subject to any other code of ethics, including the Adviser’s code of ethics, unless specifically adopted by the Subadviser.

5. Use of Names. The Subadviser hereby consents to the Portfolio being named the T. Rowe Price Large Cap Value Portfolio. The Adviser shall not use the name “T. Rowe Price” and any of the other names of the Subadviser or its affiliated companies and any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Subadviser or any of its affiliates in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Subadviser except for information which is otherwise publicly available; provided, however, that the Subadviser shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Subadviser shall not use the name of the Trust, the Adviser or any of their affiliates in any material relating to the Subadviser in any manner not approved prior thereto by the Adviser except for information which is otherwise publicly available; provided, however, that the Adviser shall approve all uses of its or the Trust’s name which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld.

The Adviser recognizes that from time to time directors, officers and employees of the Subadviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name “T. Rowe Price” or any derivative or abbreviation thereof as part of their name, and that the Subadviser or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

Upon termination of this Agreement for any reason, the Adviser shall within 30 days cease and cause the Portfolio and the Trust to cease all use of the name and mark “T. Rowe Price.”

6. Liability and Indemnification.

a. Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Subadviser shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Subadviser with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Subadviser for, and the Subadviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of
Section 2(a)(3) of the 1940 Act ) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Subadviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Subadviser Indemnitees (as defined below) for use therein.

b. Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Subadviser as a result of any error of judgment or mistake of law by the Adviser with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Subadviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Subadviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Subadviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder, (ii) any failure by the Adviser to properly notify the Subadviser of changes to the Registration Statement or any Charter Requirements that leads to any such losses, claims, damages, liabilities or litigation to which any of the Subadviser Indemnitees may be subject or (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by an Subadviser Indemnitee for use therein.

7. Limitation of Trust’s Liability. The Subadviser acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in its Agreement and Declaration of Trust. The Subadviser agrees that any of the Trust’s obligations shall be limited to the assets of the Portfolio and that the Subadviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trustee, officer, employee or agent of the Trust.

8. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, until December 31, 2012 and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Trust’s Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Trust’s Board of Trustees, by the Adviser, or by a vote of the majority of the outstanding voting securities of the Portfolio upon 60 days’ prior written notice to the Subadviser, or by the Subadviser upon 90 days’ prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Management Agreement between the Adviser and the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment, except as otherwise provided by any rule of, or action by, the SEC. The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended by written instrument at any time by the Subadviser and the Adviser, subject to approval by the Trust’s Board of Trustees and, if required by applicable SEC rules, regulations, or orders, a vote of a majority of the Portfolio’s outstanding voting securities.

9. Confidential Relationship. Any information and advice furnished by any party to this Agreement to the other party or parties shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. All information disclosed as required by law, rule or regulation shall nonetheless continue to be deemed confidential.

The Adviser hereby consents to the disclosure to third parties of (i) investment results and other data of the Adviser or the Portfolio in connection with providing composite investment results of the Subadviser and (ii) investments and transactions of the Adviser or the Portfolio in connection with providing composite information of clients of the Subadviser.

10. Cooperation with Regulatory Authorities. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

11. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12. Custodian. The Portfolio assets shall be maintained in the custody of its custodian. Any assets added to the Portfolio shall be delivered directly to such custodian. The Subadviser shall have no liability for the acts or omissions of any custodian of the Portfolio’s assets. The Subadviser shall have no responsibility for the segregation requirement of the 1940 Act or other applicable law other than to notify the custodian of investments that require segregation and appropriate assets for segregation.

13. Notices. All notices hereunder shall be provided in writing, by facsimile or by e-mail. Notices shall be deemed given if delivered in person or by messenger, certified mail with return receipt, or by a reputable overnight delivery service that provides evidence of receipt to the parties; upon receipt if sent by facsimile; or upon read receipt or reply if delivered by e-mail, at the following addresses:

If to Trust:	Met Investors Series Trust
5 Park Plaza
Suite 1900
Irvine, California 92614
Attn:
( ) - (fax)
(e-mail)

If to Adviser:	MetLife Advisers, LLC
501 Boylston Street
Boston, Massachusetts 02116
Attn: Jeffrey L. Bernier
(617) 578-2324 (fax)
jbernier@metlife.com (e-mail)

If to Subadviser:	T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202
Attn: David Oestreicher
(410) 345-6575 (fax)
david_oestreicher@troweprice.com (e-mail)

14. Information. The Adviser hereby acknowledges that it and the Trustees of the Trust have been provided with all information necessary in connection with the services to be provided by the Subadviser hereunder, including a copy of Part II of the Subadviser’s Form ADV at least 48 hours prior to the Adviser’s execution of this Agreement, and any other information that the Adviser or the Trustees deem necessary.

15. Miscellaneous. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware and the applicable provisions of the 1940 Act. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

METLIFE ADVISERS, LLC

BY:
Authorized Officer

T. ROWE PRICE ASSOCIATES, INC.

BY:
Authorized Officer

SCHEDULE A

Percentage of daily net assets
T. Rowe Price Large Cap Value Portfolio

0.500% of the first $50 million of such assets plus 0.450% of such assets over $50 million up to $100 million; provided that if such assets are over $100 million up to $200 million, then 0.400% of the first $200 million of such assets; provided that if such assets are over $200 million up to $500 million, then 0.350% of the first $500 million of such assets; provided that if such assets are over $500 million up to $1 billion, then 0.325% of the first $500 million of such assets plus 0.300% of such assets over $500 million up to $1 billion; provided that if such assets are over $1 billion, then 0.300% of all such assets.

If the assets of the Portfolio cross a threshold in reverse (i.e., decline below a threshold), then the absolute dollar fee payable by the Adviser to the Subadviser shall not be more than the minimum fee payable at the immediately higher threshold. When the Portfolio’s assets cross a threshold in reverse, the fee payable to the Subadviser shall be calculated as follows:

When the Portfolio’s net assets decline below $100 million, the fee payable to the Subadviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.500% of the first $50 million of such assets plus 0.450% of such assets over $50 million up to $100 million and (2) the fee on $100 million calculated at a flat rate of 0.400%.

When the Portfolio’s net assets decline below $200 million but are over $100 million, the fee payable to the Subadviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.400% and (2) the fee on $200 million calculated at a flat rate of 0.350%.

When the Portfolio’s net assets decline below $500 million but are over $200 million, the fee payable to the Subadviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.350% and (2) the fee on $500 million calculated at a flat rate of 0.325%.

When the Portfolio’s net assets decline below $1 billion but are over $500 million, the fee payable to the Subadviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.325% of the first $500 million of such assets plus 0.300% of such assets over $500 million up to $1 billion and (2) the fee on $1 billion calculated at a flat rate of 0.300%.

PROXY

LORD ABBETT GROWTH AND INCOME PORTFOLIO

OF

MET INVESTORS SERIES TRUST

SPECIAL MEETING OF SHAREHOLDERS

April 27, 2011

KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Lord Abbett Growth and Income Portfolio of Met Investors Series Trust (the “Trust”) hereby appoints Elizabeth M. Forget, Paul G. Cellupica, John E. Connolly, Jr. and Michael P. Lawlor, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Portfolio to be held on April 27, 2011, at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116, at 10:00 a.m. local time, and at any adjournment thereof (“Special Meeting”), as follows:

1.	To approve an amendment to the Management Agreement between the Trust and MetLife Advisers, LLC.

FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]

Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

Dated: , 2011

Name of Insurance Company

Name and Title of Authorized Officer

Signature of Authorized Officer

LORD ABBETT

GROWTH AND INCOME PORTFOLIO

Name(s) of Separate Account(s)

Of the Insurance Company

Owning Shares in this Portfolio:

  [Separate Account         ]

MET INVESTORS SERIES TRUST	3 EASY WAYS TO VOTE
LORD ABBETT GROWTH AND INCOME
PORTFOLIO	1. Return this voting instruction form using the
501 Boylston Street	enclosed postage-paid envelope.
Boston, Massachusetts 02116	2. Vote by Telephone – see instructions in Proxy
Statement/Information Statement
VOTING INSTRUCTION FORM FOR THE	3. Vote by Internet – see instructions in Proxy
Special Meeting of Shareholders	Statement/Information Statement
April 27, 2011, 10:00 a.m.	*** CONTROL NUMBER: ***
*** SECURITY CODE: ***

LORD ABBETT GROWTH AND INCOME PORTFOLIO

The undersigned hereby instructs [insert name of insurance company that issued the variable insurance contract or policy] (the “Company”) to vote the shares of the Lord Abbett Growth and Income Portfolio (the “Portfolio”), a series of Met Investors Series Trust (the “Trust”), as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolio to be held at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116, at 10:00 a.m. Eastern Time on April 27, 2011, and at any adjournments thereof.

The Trust and the Board of Trustees of the Trust solicit your voting instructions and recommend that you instruct us to vote “FOR” the Proposal. The Trust will vote the appropriate number of Portfolio shares pursuant to the instruction given. If no instruction is set forth on a returned form as to the Proposal, the Company will vote FOR the Proposal.

Date , 2011

PLEASE SIGN IN BOX BELOW

Signature – Please sign exactly as your name appears at left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

Please fold and detach card at perforation before mailing.

TO VOTE FOR, AGAINST OR ABSTAIN FROM VOTING ON THE PROPOSAL, CHECK THE APPROPRIATE BOX BELOW.

	FOR	AGAINST	ABSTAIN
To approve an amendment to the management agreement between the Trust and MetLife Advisers, LLC with respect to the Portfolio.	☐	☐	☐